MAIN SECTOR ROTATION ETF
PORTFOLIO OF INVESTMENTS
August 31, 2020

	Shares					Fair Value
		EXCHANGE TRADED FUNDS - 98.7%
		BROAD MARKET - 7.1%
	561,730	iShares Edge MSCI USA Value Factor ETF *				$ 42,607,221

		CONSUMER DISCRETIONARY - 17.2%
	214,890	Consumer Discretionary Select Sector SPDR Fund *.				32,252,840
	765,310	iShares U.S. Home Construction ETF *				41,762,967
	554,190	SPDR S&P Homebuilders ETF *				29,233,523
						103,249,330
		CONSUMER STAPLES - 5.7%
	203,580	Vanguard Consumer Staples ETF #				34,065,041

		FINANCIAL - 9.9%
	2,354,365	Financial Select Sector SPDR Fund				59,000,387

		LARGE CAP - 16.6%
	226,200	Invesco QQQ Trust Series 1 *				66,701,856
	606,970	Schwab U.S. Large-Cap Value ETF * #				32,697,474
						99,399,330
		HEALTH CARE - 17.4%
	591,890	Health Care Select Sector SPDR Fund *				64,078,011
	124,410	iShares Nasdaq Biotechnology ETF *				16,869,996
	207,350	SPDR S&P Biotech ETF *				23,183,803
						104,131,810
		TECHNOLOGY - 24.8%
	1,048,060	Technology Select Sector SPDR Fund * #				129,487,813
	109,330	VanEck Vectors Semiconductor ETF *				19,173,202
						148,661,015

		TOTAL EXCHANGE TRADED FUNDS (Cost - $443,590,114)				591,114,134

		MONEY MARKET FUNDS - 42.0%
	166,581,200	Fidelity Institutional Government Fund - Institutional Class 0.04% (a)				166,581,200
	84,834,064	Morgan Stanley Institutional Liquidity Fund - Institutional Class 0.18% (a)				84,834,064
		TOTAL MONEY MARKET FUNDS (Cost - $251,415,264)				251,415,264

		TOTAL INVESTMENTS - 140.7% (Cost - $695,005,378)				$ 842,529,398
		OPTION WRITTEN - (0.3) % (Proceeds - $1,546,271)				(1,897,818)
		LIABILITIES IN EXCESS OF OTHER ASSETS - (40.4) %				(241,617,798)
		NET ASSETS - 100.0%				$ 599,013,782

	Contracts +
		OPTION WRITTEN - (0.3) %			Option
		CALL OPTION WRITTEN - (0.3) %	Exercise Price	Notional	Expiration Date
	2,262	Invesco QQQ Trust Series 1	$ 288	$ 65,145,600	9/4/2020	$ 1,897,818
		TOTAL CALL OPTION WRITTEN (Proceeds - $1,546,271)

ETF - Exchange Traded Fund
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poor's Depositary Receipt
* All or a portion of this security is on loan. The market value of loaned securities is $246,409,708.
# All or a portion of this security is held as collateral for written options. As of August 31, 2020 the total value of securities held as collateral for the written options is $65,939,700.
+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.
(a)	Security was purchased with cash received as collateral for securities on loan at August 31, 2020. Total collateral had a value of $251,415,264 at August 31, 2020.

MAIN SECTOR ROTATION ETF
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
August 31, 2020

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would use in valuing the asset or liability, and would be based on the best information available.

MAIN SECTOR ROTATION ETF
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
August 31, 2020

The following is a summary of the inputs used as of August 31, 2020 in valuing the fund's assets carried at fair value:

		Level 1	Level 2	Level 3	Total
Exchange Traded Funds		$ 591,114,134	$ -	$ -	$ 591,114,134
Money Market Funds - Collateral For Securities Loaned		251,415,264	-	-	$ 251,415,264
	Total	$ 842,529,398	$ -	$ -	$ 842,529,398

Option Written		$ 1,897,818	$ -	$ -	$ 1,897,818
	Total	$ 1,897,818	$ -	$ -	$ 1,897,818
The Fund did not hold any Level 2 or Level 3 securities during the period.
* Refer to the Portfolio of Investments for industry classification.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Valuation of Underlying Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Securities Lending - Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Fund’s security lending procedures. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At August 31, 2020, the Fund had loaned securities and received cash collateral for the loan. This cash was invested in the Fidelity Institutional Government Fund and the Morgan Stanley Institutional Liquidity Fund as shown in the Portfolio of Investments. The Fund receives compensation relating to the lending of the Fund’s securities.The fair value of the securities loaned for the Fund totaled $246,409,708 at August 31, 2020. The securities loaned are noted in the Portfolio of Investments. The fair value of the “Collateral for Securities Loaned” on the Portfolio of Investments includes only cash collateral received and reinvested that totaled $251,415,264 for the Fund at August 31, 2020.

Aggregate Unrealized Appreciation and Depreciation (Tax Basis) – The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at August 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Main Sector Rotation ETF	$ 693,580,857	$ 150,162,926	$ (3,112,203)	$ 147,050,723